                            AIMCO PROPERTIES, L.P.
                   1873 South Bellaire Street, 17th Floor
                         Denver, Colorado 80222-4348


                                            October 15, 1997

VIA COURIER AND FACSIMILE

First Winthrop Corporation
One International Place
Boston, Massachusetts 02110
Attention:  Ms. Carolyn Tiffany

              Re: Purchase and Sale Agreement and Joint Escrow Instructions, dated as of August 22, 1997 (the "PURCHASE AGREEMENT"), by and between AIMCO Properties, L.P., a Delaware limited partnership (the "BUYER"), and each of the parties identified on Exhibit "A" attached to the Purchase Agreement (collectively, the "SELLER")

Dear Ladies and Gentlemen:

         The purpose of this letter ("Letter") is to reflect the agreement between the Buyer and the Seller with respect to certain terms of the Purchase Agreement. In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

         1.   The Buyer hereby waives its termination rights under Sections
4.1.4 of the Purchase Agreement; provided, however, that nothing contained herein is intended to waive any other rights that the Buyer may have under the Purchase Agreement, including, without limitation, the Buyer's right to terminate pursuant to Section 4.2.3 thereof.

         2. Section 2 of the Purchase Agreement is hereby amended to reduce the Purchase Price to Two Hundred Fifty Three Million Five Hundred Thousand Dollars ($253,500,000), subject to the prorations and adjustments provided for in the Purchase Agreement.

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First Winthrop Corporation
October 15, 1997
Page 2



         Except as otherwise expressly provided herein, the Purchase Agreement shall remain unmodified and in full force and effect, and all of the terms and provisions of the Purchase Agreement, as herein modified, are hereby ratified and reaffirmed by both the Buyer and the Seller. This Letter may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

         If this Letter accurately reflects the agreement of the Buyer and the Seller, please execute a copy of this Letter where indicated below and return a facsimile copy of it (with the original to follow by mail) to Buyer as soon as possible to:

                   Allan G. Mutchnik, Esq.
                   Skadden, Arps, Slate, Meagher & Flom LLP
                   300 South Grand Avenue, 34th Floor
                   Los Angeles, California 90071
                   Fax:  (213) 687-5600

         If you should have any questions, please do not hesitate to call Harry Alcock at (303) 691-4344.

                             Yours truly,

                             AIMCO PROPERTIES, L.P.,
                             a Delaware limited partnership

                             By:  AIMCO-GP, Inc.
                             Its: General Partner


                                  By:  /s/ Harry Alcock
                                       -----------------------------------
                                       Name: Harry Alcock
                                       Its: Vice President
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First Winthrop Corporation
October 15, 1997
Page 3



ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

(AS TO PROPERTIES 1-25 IDENTIFIED ON
EXHIBIT "A" TO THE PURCHASE AGREEMENT)

BEACON APTS., L.P.

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO


BLOSSOM APTS. LIMITED
PARTNERSHIP

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO



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First Winthrop Corporation
October 15, 1997
Page 4



COURT APTS., L.P.

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO


FERN APTS. LIMITED PARTNERSHIP

By: Eleven Winthrop Properties, Inc.,
    its sole general partner

    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO


FOOTHILLS APTS. LIMITED
PARTNERSHIP

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO


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First Winthrop Corporation
October 15, 1997
Page 5



FOX BAY APTS. LIMITED
PARTNERSHIP

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO


FOX APTS. LIMITED PARTNERSHIP

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO


GROVE APTS. LIMITED PARTNERSHIP

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO


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First Winthrop Corporation
October 15, 1997
Page 6



HAZEL APTS. LIMITED PARTNERSHIP

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO


HIDDEN APTS. LIMITED PARTNERSHIP

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO


ISLAND APTS., L.P.

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO



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First Winthrop Corporation
October 15, 1997
Page 7



ORCHID APTS. LIMITED PARTNERSHIP

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO


PINE APTS. LIMITED PARTNERSHIP

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO


POLO PARK APTS., L.P.

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO

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First Winthrop Corporation
October 15, 1997
Page 8



QUAIL APTS. LIMITED PARTNERSHIP

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO


RIVER APTS. LIMITED PARTNERSHIP

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO


SAND APTS. LIMITED PARTNERSHIP

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO



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First Winthrop Corporation
October 15, 1997
Page 9



SHADE APTS. LIMITED PARTNERSHIP

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO


SILK APTS. LIMITED PARTNERSHIP

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO


TIMBER APTS. LIMITED PARTNERSHIP

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO



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First Winthrop Corporation
October 15, 1997
Page 10



TWIN APTS. LIMITED PARTNERSHIP

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO


WICKER APTS. LIMITED PARTNERSHIP

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO


WILDFLOWER APTS., L.P.

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO



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First Winthrop Corporation
October 15, 1997
Page 11



WYDEWOOD APTS., L.P.

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO


YORK APTS., L.P.

By: Eleven Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO


(AS TO PROPERTY 26 IDENTIFIED ON
EXHIBIT "A" TO THE PURCHASE AGREEMENT)

WINTHROP-AUSTIN HOLDINGS, L.P.

By: Fifteen Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO


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First Winthrop Corporation
October 15, 1997
Page 12



(AS TO PROPERTIES 27-35 IDENTIFIED ON
EXHIBIT "A" TO THE PURCHASE AGREEMENT)

WINTHROP FLORIDA APARTMENTS,
LIMITED PARTNERSHIP

By: Fourteen Winthrop Properties, Inc.,
    its sole general partner


    By:  /s/
         --------------------------
         Name: Michael L. Ashmer
         Title: CEO